GOODWILL	6 Months Ended	12 Months Ended
	Jun. 28, 2014	Dec. 28, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill
3.	GOODWILL

Changes in the carrying amount of goodwill, by reportable segment, from December 28, 2013 to June 28, 2014 are summarized as follows:

	West	Central	East	Total
Balance, December 28, 2013	$54,249	$72,789	$—	$127,038
Acquisitions	164,125	—	26,160	190,285

Balance, June 28, 2014	$218,374	$72,789	$26,160	$317,323

(3) Goodwill

As of December 28, 2013, the Company had eight reporting units with goodwill for which the annual goodwill impairment test was completed. The first step of the goodwill impairment test employed by the Company compares the fair value of the reporting units to their carrying values. Management estimates the fair value of the reporting units primarily based on the discounted projected cash flows of the underlying operations. A number of significant assumptions and estimates are required to forecast operating cash flows, including macroeconomic trends in the public infrastructure and private construction industry, the timing of work embedded in backlog, performance and profitability under contracts, expected success in securing future sales and the appropriate interest rate used to discount the projected cash flows. These assumptions may vary significantly among the reporting units. This discounted cash flow analysis is corroborated by “top-down” analyses, including a market assessment of the Company’s enterprise value.

During the annual test performed as of the first day of the fourth quarter of 2013, management concluded that the estimated fair value of the Utah-based operations in the West region and the East region were less than their carrying values. The estimated fair value of these operating units was estimated by applying a 50 percent weighting to both the discounted cash flow valuation and the market assessment, a discount rate of 11.0% and internal growth projections.

The second step of the test requires the allocation of the reporting unit’s fair value to its assets and liabilities, including any unrecognized intangible assets, in a hypothetical analysis that calculates the implied fair value of goodwill as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill is less than the carrying value, the difference is recorded as an impairment loss. Based on the step two analysis, goodwill impairment charges recognized in the year ended December 28, 2013 was $68.2 million, as a result of current uncertainties in the timing of a sustained recovery in the construction industry. No impairment charges were recognized prior to 2013.

The following table presents goodwill by reportable segments and in total:

	Central	West	East	Total
Beginning Balance- December 31, 2011	$53,585	$91,598	$8,192	$153,375
Acquisitions	19,204	(205)	6,746	25,745

Balance, December 29, 2012	72,789	91,393	14,938	179,120
Acquisitions	—	16,120	—	16,120
Impairment	—	(53,264)	(14,938)	(68,202)

Balance, December 28, 2013	$72,789	$54,249	$—	$127,038